ClearShares Ultra-Short Maturity ETF
Schedule of Investments
August 31, 2024 (Unaudited)

REPURCHASE AGREEMENTS - 100.0%	Principal Amount	Value
Cantor Fitzgerald & Co., 5.50%, dated 8/27/2024, matures 9/10/2024, repurchase price $60,128,333 (collateralized by various U.S. government treasury notes, bonds, and mortgage-backed securities: total value $66,037,448)	60,000,000	$60,000,000
Cantor Fitzgerald & Co., 5.50%, dated 8/30/2024, matures 9/13/2024, repurchase price $50,106,944 (collateralized by various U.S. government treasury notes, and mortgage-backed securities: total value $55,088,407)	50,000,000	50,000,000
Clear Street LLC, 5.49%, dated 8/28/2024, matures 9/4/2024, repurchase price $10,010,675 (collateralized by various U.S. government mortgage-backed securities: total value $10,311,038)	10,000,000	10,000,000
Marex Capital Markets, Inc., 5.48%, dated 8/30/2024, matures 9/3/2024, repurchase price $15,204,252 (collateralized by various U.S. government mortgage-backed securities: total value $15,660,380)	15,195,000	15,195,000
Marex Capital Markets, Inc., 5.48%, dated 8/30/2024, matures 9/6/2024, repurchase price $10,010,656 (collateralized by various U.S. government notes, and mortgage-backed securities: total value $10,310,851)	10,000,000	10,000,000
		145,195,000
TOTAL REPURCHASE AGREEMENTS (Cost $145,195,000)		145,195,000

SHORT-TERM INVESTMENTS - 0.0%(a)
Money Market Funds - 0.0%(a)	Shares
First American Government Obligations Fund - Class X, 5.22% (b)	10,153	10,153
TOTAL SHORT-TERM INVESTMENTS (Cost $10,153)		10,153

TOTAL INVESTMENTS - 100.0% (Cost $145,205,153)		145,205,153
Other Assets in Excess of Liabilities - 0.0% (a)		49,717
TOTAL NET ASSETS - 100.0%		$145,254,870

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Disclosure at August 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2024:

ClearShares Ultra-Short Maturity ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Repurchase Agreements	$–	$145,195,000	$–	$145,195,000
Short-Term Investments	10,153	–	–	10,153
Total Investments in Securities	$10,153	$145,195,000	$–	$145,205,153

(a) See Schedule of Investments for further disaggregation of investment categories.